UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2004

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33395	42-1406317
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7711 Carondelet Avenue, Suite 800 St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

This Amendment to a Current Report on Form 8-K/A supplements the Current Report on Form 8-K filed with the SEC on December 7, 2004 regarding the purchase of FirstGuard, Inc. and FirstGuard Health Plan, Inc., or FirstGuard. The purpose of this Amendment is to file the financial statements of FirstGuard and the pro forma financial information of Centene Corporation required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements are filed as exhibits hereto:

99.1 – Audited combined financial statements for FirstGuard, Inc. and FirstGuard Health Plan, Inc. for the years ended December 31, 2003 and 2002.

99.2 – Unaudited combined financial statements for FirstGuard, Inc. and FirstGuard Health Plan, Inc. for the nine months ended September 30, 2004.

(b)	Pro Forma Financial Information

99.3 – Unaudited pro forma condensed financial statements of Centene Corporation and FirstGuard.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	February 17, 2005	By:	/s/ Karey L. Witty
Karey L. Witty
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Accountants.

99.1	Audited combined financial statements of FirstGuard, Inc. and FirstGuard Health Plan, Inc. for the fiscal years ended December 31, 2003 and 2002.

99.2	Unaudited combined financial statements of FirstGuard, Inc. and FirstGuard Health Plan, Inc. for the nine months ended September 30, 2004.

99.3	Unaudited pro forma condensed financial statements of Centene Corporation and FirstGuard.